UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

NEWPORT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the Merger.  Additionally, the Company will file other relevant materials with the SEC in connection with the Merger.  The Proxy Statement will contain important information about the Company, Merger Sub, MKS, the Merger and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and MKS through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Chris Toth at 949-331-0337.

The Company and MKS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the transactions contemplated by the Merger Agreement.  Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC.  Information regarding MKS’s directors and executive officers is contained in MKS’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC.  To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by the Company and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Statements in this document regarding the proposed transaction between the Company and MKS, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or MKS managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of the Company are not obtained; (3) litigation relating to the transaction; (4) the ability of MKS to successfully integrate the Company’s operations and employees; (5) unexpected costs, charges or expenses resulting from transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and MKS; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in the Company’s markets; (9) MKS’s ability to successfully grow the Company’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and MKS operate and the economy in general as well as financial performance and expectations of the Company’s and MKS’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC and in MKS’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors.  Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.  The Company and MKS disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Newport Corporation Newport and MKS Announcement Business Leader Presentation February 23, 2016

Newport Corporation (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the proposed transaction. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed transaction. The Proxy Statement will contain important information about the Company, MKS Instruments, Inc. (“MKS”), PSI Equipment, Inc., a wholly owned subsidiary of MKS (“Merger Sub”), the proposed transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and MKS through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Chris Toth at 949-331-0337. The Company and MKS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the transactions contemplated by the Agreement and Plan of Merger, dated February 22, 2016 (the “Merger Agreement”), by and among the Company, MKS and Merger Sub. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC. Information regarding MKS’s directors and executive officers is contained in MKS’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by the Company and other relevant materials to be filed with the SEC when they become available. Additional Information and Where to Find It

Forward–Looking Statements Statements in this document regarding the proposed transaction between the Company and MKS, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or MKS managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of the Company are not obtained; (3) litigation relating to the transaction; (4) the ability of MKS to successfully integrate the Company’s operations and employees; (5) unexpected costs, charges or expenses resulting from the transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and MKS; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in the Company’s markets; (9) MKS’s ability to successfully grow the Company’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and MKS operate and the economy in general as well as financial performance and expectations of the Company’s and MKS’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC and in MKS’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The Company and MKS disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

How/what should I communicate to my team? What should I communicate to customers/suppliers? Are we expecting significant layoffs as a result of this transaction? What should I expect during the Post-Merger Integration process? How will Newport be integrated into MKS? Should we anticipate any major organizational structural changes? Newport Proprietary and Confidential. Common Concerns/Questions

Business as usual Continue to execute Stay focused on customers Assist with integration planning if asked to do so Ask questions: if unsure, ask manager if something is appropriate Look forward and plan for the future Newport Proprietary and Confidential. DO’s: Focus Team on the Following

Newport Proprietary and Confidential. DONT’s: Please Be Aware DO NOT Agree on facility consolidations or technology or part relocations/requalifications Agree on any terms to be offered to a customer or supplier Divide territories or customers Agree not to pursue a bid, opportunity, customer or group of customers Transfer or loan people or teams Allow influence of price, terms or independent decisions DO NOT Agree that MKS can represent or negotiate on behalf of Newport with ANY customer or vendor Conduct joint sales meetings or calls Represent or suggest that we have already combined in any way Suggest or imply joint operation or decision-making Agree to limit payment of bonuses or commissions to salespeople, reps or other partners IF IN DOUBT – ASK FIRST!

Pre-Closing Restrictions Until the transaction with MKS is consummated, antitrust law restricts what MKS is permitted to discuss and undertake with Newport Corporation. Violations could slow regulatory approval of the merger and be subject to substantial penalties. Absent approval from Newport’s Legal Department, the following rules must be followed: MKS is not permitted to instruct (directly or by suggestion) Newport regarding any aspect of Newport’s business Newport and MKS must remain separate and independent until the transaction is consummated Newport and MKS cannot agree on how or whether to compete or collaborate on any opportunity Newport and MKS cannot transfer personnel to the other company MKS and Newport are not permitted to share with each other competitively sensitive information - including information that may have previously been shared in the course of due diligence Newport and MKS may engage in properly managed integration planning, but the plans may not be implemented prior to closing These rules apply notwithstanding that the merger agreement may grant MKS certain rights.